Net Sales	12 Months Ended
Jun. 30, 2023
Net Sales
Net Sales

8.    Net sales

Mytheresa Group earns revenues worldwide through its online operations, while all revenue associated with the two retail stores is earned in Germany. Geographic location of online revenue is determined based on the location of delivery. Mytheresa Group generates revenue from the sale of merchandise shipped to customers as well as from commission for the rendering of services in connection with the Curated Platform Model (CPM). Mytheresa introduced the Curated Platform Model (CPM) in April 2021, whereby it recognizes commission revenue for the rendering of services.

The following table provides Mytheresa Group’s net sales by geographic location:

	For the fiscal year ended June 30,
(in € thousands)	2021		2022		2023
Germany	115,334	18.8%	128,616	18.6%	128,548	16.7%
United States	77,596	12.7%	108,748	15.8%	137,985	18.0%
Europe (excluding Germany) (1)	253,700	41.4%	276,110	40.0%	300,020	39.0%
Rest of the world(1)	165,466	27.0%	176,277	25.6%	202,069	26.3%
	612,096	100.0%	689,750	100.0%	768,621	100.0%
(1)	No individual country other than Germany and the United States accounted for more than 10% of net sales.

Substantially all amounts classified within net sales are derived from the sale of luxury goods and rendering of services. Net sales related to rendering of services is below 10% of total net sales and is therefore not separately disclosed. No single customer accounted for more than 10% of Mytheresa Group’s net sales in any of the periods presented. Substantially, all long-lived assets are located in Germany.

Net sales recognized from contract liabilities were €536 thousand in fiscal 2023 (2022: €5,046 thousand, 2021: €4,013 thousand).

Application of hedge accounting in fiscal 2023 resulted in a €1,650 thousand (2022: €4,734 thousand decrease) increase to net sales.